LOGO: SCUDDER INVESTMENTS
Annual report to contract holders for the year ended December 31, 2001
Annual report
For contract holders of Scudder DestinationsSM

The Alger American Fund

Credit Suisse

Dreyfus Investment Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc.

INVESCO VIF-Utilities Fund

Scudder Variable Series I

Scudder Variable Series II

Janus Aspen Series

This report must be preceded or accompanied by the current prospectus.

Scudder DestinationsSM (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder DestinationsSM may not be available in all states. The contract contains limitations and policy forms may vary by state.

Investment Managers:

The Alger American Fund

30 Montgomery Street

Jersey City, NJ 07302

Tel (800) 992-3863

Credit Suisse Asset Management, LLC

P.O. Box 9030

Boston, MA 02205-9030

Tel (800) 222-8977

The Dreyfus Family of Funds

149 Glenn Curtiss Boulevard

Uniondale, NY 11556-0144

Tel (800) 554-4611

INVESCO Funds Group, Inc.

7800 East Union Avenue

Denver, CO 80217

Zurich Scudder Investments, Inc.

222 South Riverside Plaza

Chicago, IL 60606

Tel (800) 778-1482

Janus Capital Corporation

P.O. Box 173375

Denver, CO 80217-3375

Tel (800) 525-3713

RECYCLE LOGO Printed on recycled paper. Printed in the U.S.A. DEST-2 (2/28/02) 15635
LOGO: ZURICH LIFE 1600 McConnor Parkway Schaumburg, IL 60196-6801	Postage Paid Stamp